SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MUNICIPAL FIXED INCOME FUNDS
ALLSPRING TAXABLE FIXED INCOME FUNDS
(each a “Fund”, and together the “Funds”)

Effective immediately, the Class-Level Administrator Fees table located in the section entitled, “Manager and Class-Level Administrator” is amended with the following:

Class-Level Administrator Fee
Share Class	% of Total Net Assets
Class A	0.15%
Class C	0.15%
Class A2	0.15%

June 30, 2023